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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 15, 2000
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                             Date of Report (Date of
                            earliest event reported)



                               CORIXA CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                       0-22891                    91-1654387
-----------------------------  ---------------------------  ---------------------------
(State or Other Jurisdiction      (Commission File No.)            (IRS Employer
      of Incorporation)                                         Identification No.)

           1124 COLUMBIA STREET, SUITE 200, SEATTLE, WASHINGTON 98104
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               (Address of Principal Executive Offices) (Zip Code)

                                 (206) 754-5711
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              (Registrant's Telephone Number, Including Area Code)

                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)



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                                EXPLANATORY NOTE

        This Amendment on Form 8-K/A to the Current Report on Form 8-K of Corixa Corporation, filed on August 28, 2000, amends the exhibits detailed in Item 5 "Other Events" and the exhibits listed under Item 7(c) "Financial Statements, Pro Forma Financial Information and Exhibits."

ITEM 5. OTHER EVENTS

        On August 15, 2000, Corixa Corporation announced that it had entered into a multi-year development, commercialization and license agreement with Medicis Pharmaceutical Corporation covering Corixa's psoriasis immunotherapeutic product, PVAC(TM) treatment. Further details regarding this announcement are contained in Corixa's press release dated August 15, 2000, which is attached to this report as exhibit 99.1. A copy of the Development, Commercialization and License Agreement between Corixa and Medicis dated August 15, 2000 is attached to this report as exhibit 10.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

        10.1* Development, Commercialization and License Agreement between Corixa Corporation and Medicis Pharmaceutical Corporation dated August 15, 2000

        99.1    Corixa Corporation Press Release dated August 15, 2000

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        * Confidential treatment requested.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CORIXA CORPORATION




                                    By: /s/ Steven Gillis
                                       ----------------------------------------
                                    Name: Steven Gillis
Dated: October 30, 2000             Its: Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit Number        Description

       10.1* Development, Commercialization and License Agreement between Corixa Corporation and Medicis Pharmaceutical Corporation dated August 15, 2000

       99.1           Corixa Corporation Press Release dated August 15, 2000






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        * Confidential treatment requested.